Provisions for liabilities	12 Months Ended
Dec. 31, 2024
Disclosure of other provisions [abstract]
Provisions for liabilities	24 Provisions for liabilities

	Restructuring of existing businesses £m	Employee- related benefits £m	Fox River £m	Proposed Plans in Canada £m	Other provisions £m	Total £m
1 January 2024	139	42	44	—	774	999
Differences on exchange	(5)	(2)	—	—	(57)	(64)
Provided in respect of the year*	(15)	15	—	6,203	111	6,314
Utilised during the year	(54)	(13)	—	—	(67)	(134)
31 December 2024	65	42	44	6,203	761	7,115
Analysed on the balance sheet as
– current	33	11	2	2,456	542	3,044
– non-current	32	31	42	3,747	219	4,071
	65	42	44	6,203	761	7,115

	Restructuring of existing businesses £m	Employee- related benefits £m	Fox River £m	DOJ and OFAC investigations £m	Other provisions £m	Total £m
1 January 2023	297	44	54	450	676	1,521
Differences on exchange	(32)	(4)	—	—	(46)	(82)
Provided in respect of the year*	(21)	13	—	(450)	240	(218)
Utilised during the year	(105)	(11)	(10)	—	(96)	(222)
31 December 2023	139	42	44	—	774	999
Analysed on the balance sheet as
– current	96	13	3	—	356	468
– non-current	43	29	41	—	418	531
	139	42	44	—	774	999
Note:
*Amounts provided above are shown net of reversals of unused provisions which include reversals of £21 million (2023: £42 million) for restructuring of existing businesses,
£12 million (2023: £14 million) for employee benefits and £412 million (2023: £128 million) for other provisions. Included in the £412 million is an amount of £270 million which relates to interest provision for FII GLO and which was reclassified to trade and other payables in 2024. For the DOJ and OFAC investigations, the £450 million that was provided for in 2022 was reclassified to trade and other payables in 2023.
Restructuring of existing businesses
The restructuring provisions relate to the restructuring and integration costs incurred and are reported as adjusting items. The principal restructuring activities in 2022 are described in note 7 and primarily include the cost of employee packages and long-term social plans associated with redundancy programmes from previous years, mainly in relation to Quantum. Since 2022, no further Quantum restructuring charges have been recognised as adjusting following the completion of the Quantum programme. Provisions associated with redundancy packages are determined based on termination packages offered in each country. The long-term social plans primarily relate to social plans in Germany, which span over several years and are based on actuarial calculations. These are discounted to present value using Central Bank rates. We do not consider the effect of discounting to be material. The provisions for long-term social plans include future payments related to contracts that are already fixed. Given that there is little or no variability expected in the timing and amount of the payments, no additional risk has been incorporated in the discounting. While some elements of the non-current provisions of £32 million will unwind over several years, as termination payments are made over extended periods in some countries, it is estimated that approximately 98% of these non-current provisions will unwind within five years.
Employee-related benefits
Employee-related benefits mainly relate to employee benefits other than post-employment benefits. The principal components of these provisions are gratuity and termination awards, ‘jubilee’ payments due after a certain service period and expected payments associated with long-term disability. The majority of these provisions are calculated by actuaries. It is estimated that approximately 67% of the non-
current provisions of £31 million will unwind within five years.
Fox River
A provision of £274 million was made in 2011 for a potential claim under a 1998 settlement agreement entered into by a Group subsidiary in respect of the clean-up of sediment in the Fox River. On 30 September 2014, the Group, NCR, Appvion and Windward Prospects
entered into a funding agreement; the details of this agreement are explained in note 31. Under this agreement, payments of less than
£1 million were made in 2024 and 2023. In 2023, the Group incurred legal costs of £10 million which were also charged against the provision. It is expected that the non-current provision will unwind within five years.
Proposed Plans in Canada
CCAA Proceedings
In March 2019, ITCAN obtained an Initial Order from the Ontario Superior Court of Justice granting it protection under the Companies’
Creditors Arrangement Act (CCAA). Under a confidential court supervised mediation process, ITCAN has been negotiating a possible settlement of all of its outstanding tobacco litigation in Canada while continuing to run its business in the normal course. On 17 October 2024, the court-appointed mediator and monitor filed a proposed plan of compromise and arrangement in the Ontario Superior Court of
Justice. Substantially similar proposed plans were also filed for Rothmans, Benson & Hedges Inc. (RBH, a subsidiary of Philip Morris
International Inc.) and JTI-Macdonald Corp. (JTIM, a subsidiary of Japan Tobacco International) (collectively, the Proposed Plans).
Under the Proposed Plans, if ultimately sanctioned and implemented, ITCAN, RBH and JTIM (the Companies) would pay an aggregate settlement amount of CAD$32.5 billion (£18.0 billion). This amount would be funded by:
–an upfront payment equal to all the Companies' cash and cash equivalents on hand (including investments held at fair value) plus certain court deposits (subject to an aggregate industry withholding of CAD$750 million (£416 million)) plus 85% of any cash tax refunds that may be received by the Companies on account of the upfront payments; and
–annual payments based on a percentage (initially 85%, reducing over time) of each of the Companies’ net income after taxes, based on amounts generated from all sources, excluding New Categories, until the aggregate settlement amount is paid. The performance of ITCAN’s New Categories (including vapour products and nicotine pouches) is not included in the basis for calculating the annual payments.
These Proposed Plans, if ultimately sanctioned and implemented, would resolve ITCAN’s outstanding tobacco litigation in Canada and provide a full and comprehensive release to ITCAN, BAT p.l.c. and all related companies for all tobacco claims in Canada.
On 31 October 2024, the court hearing to rule on the Claims Procedure Orders and Meeting Orders took place and these were granted.
In accordance with the Meeting Order, a creditors' meeting was held on 12 December 2024 and the Proposed Plans were approved by the requisite majorities of the creditors. A sanction hearing took place between 29-31 January 2025. During the sanction hearing, the
Court was asked to sanction the Proposed Plans. The Court’s decision is currently pending and the stays are extended until 3 March
2025, or such time as the Court's decision on the sanction order is released.
Upfront payment
If the Proposed Plans to settle all outstanding and future Canadian tobacco litigation are sanctioned and implemented, ITCAN will be required to pay into the settlement fund cash and cash equivalents on hand and investments held at fair value in Canada plus certain court deposits (subject to an aggregate withholding of CAD$750 million (£416 million) for the Companies working capital inclusive of cash pledged as collateral). At 31 December 2024, a provision of CAD$4,423 million (£2,456 million) has been recognised in relation to this liability. Subject to the sanction order, the cash is expected to be paid in 2025.
Future payments
As the terms of the Proposed Plans dictate, there is no predetermined amount that ITCAN or any of the Companies individually are required to pay. ITCAN and the other Companies are required to make annual payments based on a percentage of net income after tax generated from all sources, excluding New Categories, until the Companies settle the liability in full. In accordance with IAS 37, a provision has been recognised to reflect management's best estimate of ITCAN's total payments under the Proposed Plans. The provision is based on Management’s best estimate using a five-year cash flow forecast that incorporates certain assumptions used in the value-in-use model and which are used to support the carrying value of the Canadian CGU for goodwill impairment testing purposes, such as the rate at which volumes will decline, future pricing plans and terminal decline. In addition, certain assumptions specific to the provision have been incorporated including the future financial performance of each of the Companies (excluding New Categories), enacted tax laws and the pre-tax discount rate. A pre-tax discount rate of 3.27% reflecting the risk free rate specific to Canada and aligned with the anticipated timeline for the payments has been used to calculate the present value of the provision. At 31 December
2024, the provision is CAD$6,750 million (£3,747 million).
Management uses judgement to determine the key assumptions used to calculate the present value of the provision. Changes to key assumptions can significantly impact the amount expected to be paid and the years over which payments are expected to be made.
The key assumptions used to calculate the provision are the rate at which volumes will decline and future pricing plans. The impact of reasonably possible changes to these key assumptions on an individual basis has been outlined below.
–Rate at which volumes will decline: If volumes were to decline by an additional 3% then the provision would decrease by £568 million.
However, if the rate at which volumes decline is lower by 3% the provision would increase by £176 million; and
–Execution of future pricing plans: ITCAN’s future pricing plans are incorporated into the calculation of the provision. Pricing delivery is subject to competitive actions and the relative pricing positions of brands and may vary depending on the competitive market conditions. If ITCAN’s pricing delivery is between 60% to 120% of the base assumptions, the provision would decrease by £434 million or increase by £71 million, respectively.
The above sensitivities have been considered in isolation and a combination of changes in several assumptions, including the future financial performance of each of the Companies (excluding New Categories), may materially impact the provision.
The first payment of the annual contribution will be calculated using the 2025 financial results of ITCAN and a payable will be recognised with a corresponding release of the provision. The annual contribution payable will be settled within the second half of the following year. The payments will continue until the aggregate settlement amount is paid. It is expected that payments will continue for the next
20-30 years.
The provision will be reviewed on a bi-annual basis and revised to reflect changes resulting from reversals, the unwinding of the discount and changes in assumptions. The revisions of the provision will be recognised in the income statement as an adjusting item.
Refer to note 31 for further information in relation to Canada litigation.
DOJ/OFAC investigations
As discussed earlier (in note 6(h)), on 25 April 2023, the Group announced that it had reached an agreement with the DOJ and OFAC for a total amount payable to the U.S. authorities of US$635 million plus interest. Having recognised an initial provision of £450 million
(US$540 million) in 2022, the Group has recognised an additional charge of £75 million in 2023. During 2023, as a result of payment terms being finalised, the provision was reversed and the liability was transferred to sundry payables. Refer to note 25.
Other
Other provisions comprise balances set up in the ordinary course of general business that cannot be classified within the other categories, such as sales returns and onerous contracts together with amounts in respect of supplier, excise and other disputes.
The nature of the amounts provided in respect of disputes is such that the extent and timing of cash flows are difficult to estimate and the ultimate liability may vary from the amounts provided.
In accordance with IFRS 15 Revenue from Contracts with Customers, sales return provisions are recognised based on a reasonable estimate of likely returns. In 2024, the sales return provision, included in other provisions, was £106 million (2023: £55 million).
Included within other provisions was a provision for interest of £270 million (2023: £244 million) in relation to the Franked Investment
Income Group Litigation Order (FII GLO). As a result of the Group agreeing to repay £0.8 billion to HMRC, as mentioned in note 10(b), the interest provision has been transferred to payables.
In 2024, the Group recognised a provision of £51 million for deferred consideration in relation with the acquisition of Beni Oral Nicotine
LLC. The consideration is up to US$200 million (£160 million), deferred for five years and subject to the achievement of certain milestones. The fair value of the contingent consideration has been determined using a Monte Carlo simulation for the different scenarios and discounted. Refer to note 27(a) for more details.
Other provisions also include:
(i) provisions of £113 million for interest on tax exposures;
(ii) a provision of £77 million recognised by BAT Brazil (2023: £89 million) in relation to litigation-related deposits as explained in note 17 and an amount of £37 million (2023: £40 million) recognised by BAT Brazil in relation to a legal case over whether a 10% tax imposed on a tax benefit associated with investment grants by the Rio de Janeiro State was constitutional (as explained in note 6(k)); and
(iii) a provision of £59 million related to an excise assessment of activities undertaken in the Ploiesti factory in Romania.